THE VICTORY PORTFOLIOS

Supplement dated April 3, 2013 to the

Statement of Additional Information

dated March 1, 2013

The second paragraph of the section entitled “Restricted Securities” on page 32 is replaced in its entirety with the following, effective April 3, 2013:

“Subject to limitations on illiquid securities, the Funds may invest in restricted securities without limit.”

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.